AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”) dated as of October 16, 2014 is made by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Company” and a “Borrower”), the New Vehicle Borrowers, the Used Vehicle Borrowers, BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer, each of the Lenders under such Credit Agreement signatory hereto, and each of the other Loan Parties (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
WHEREAS, the Company, the New Vehicle Borrowers, the Used Vehicle Borrowers, Bank of America, N.A., as Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer, and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of August 8, 2013, as amended by that certain Amendment No. 1 to Credit Agreement dated as of June 27, 2014 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility, including a letter of credit facility and a swing line facility, a new vehicle floorplan facility and a used vehicle floorplan facility; and
WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the Subsidiary Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents, and the Borrowers and the Subsidiary Guarantors have entered into various Security Instruments to secure their respective obligations and liabilities in respect the Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrowers desire to amend certain provisions of the Credit Agreement, as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to agree to such amendments on the terms and conditions contained in this Agreement;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)    The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order therein
“Amendment No 2. Effectiveness Date” means October 16, 2014.
(b)    Section 7.10(a)(i) of the Credit Agreement is hereby amended, so that, as amended, such section shall read as follows:
(i)    the Company may declare and pay cash dividends on its capital stock and may purchase shares of its capital stock; provided that, at the time of any such cash dividend payment or share purchase (and after giving effect to such cash dividend payment or share purchase), the aggregate amount payable or paid in respect of all cash dividends by the Company or shares purchased by the Company (other than shares purchased pursuant to clause (ii) below) on and after the Amendment No 2. Effectiveness Date shall not exceed the sum of (x) $200,000,000 plus (or minus if negative) (y) one-half (1/2) of the aggregate Consolidated Net Income of the Company for the period (taken as one accounting period) beginning on July 1, 2014 up to the end of the Company’s most recent fiscal quarter for which internal financial statements have been delivered to the Administrative Agent plus (z) 100% of the aggregate net cash proceeds received by the Company after July 1, 2014 as a contribution to its common equity capital or from the issue or sale of Equity Interests of the Company or from the issue or sale of convertible or exchangeable preferred stock or convertible or exchangeable debt securities of the Company that have been converted into or exchanged for such Equity Interests (other than Equity Interests, preferred stock or debt securities sold to a Subsidiary of the Company and other than any contribution by a Subsidiary);

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2.    Conditions Precedent. The effectiveness of this Agreement and the effectiveness of the amendments and waivers to the Credit Agreement provided herein are subject to the Administrative Agent’s receipt of counterparts of this Agreement, duly executed by the Company, each other Borrower, each Subsidiary Guarantor, and such Lenders as are necessary to constitute the Required Lenders.
3.    Consent of the Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments and waivers set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments and waivers contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms.
4.    Representations and Warranties. In order to induce the Lenders party hereto to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The representations and warranties made by or with respect to each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date;
(b)    The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each such Person has executed and delivered a Subsidiary Guaranty;
(c)    This Agreement has been duly authorized, executed and delivered by the Borrowers and Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)    No Default or Event of Default has occurred and is continuing either immediately prior to or immediately after the effectiveness of this Agreement.
5.    FATCA Certification. Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loan Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

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6.    Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.
7.    Full Force and Effect of Agreement. After giving effect to this Agreement and the amendments and waivers contained herein, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.
8.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
9.    Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
10.    Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
11.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified hereby and as further amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.
12.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Subsidiary Guarantors and Lenders, and their respective successors, legal representatives and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
BORROWER AND GUARANTOR:
ASBURY AUTOMOTIVE GROUP, INC.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

SUBSIDIARIES THAT ARE NEW VEHICLE BORROWERS, USED VEHICLE BORROWERS,
AND SUBSIDIARY GUARANTORS:

ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY DELAND HUND, LLC
ASBURY JAX AC, LLC
ASBURY JAX HON L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
AVENUES MOTORS, LTD.
BFP MOTORS L.L.C.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CN MOTORS L.L.C.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN CHH L.L.C.
CROWN FDO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GVO L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE GROUP L.L.C.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
WTY MOTORS, L.P.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

PLANO LINCOLN-MERCURY, INC.
AF MOTORS, L.L.C.
CROWN FFO L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
NP FLM L.L.C.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

ADDITIONAL USED VEHICLE BORROWERS
AND SUBSIDIARY GUARANTORS:

AF MOTORS, L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
CROWN FFO L.L.C.
NP FLM L.L.C.
PLANO LINCOLN-MERCURY, INC.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

ADDITIONAL SUBSIDIARY GUARANTORS:

ANL, L.P.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TAMPA, L.P.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX HOLDINGS, L.P.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BAYWAY FINANCIAL SERVICES, L.P.
C & O PROPERTIES, LTD.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHO L.L.C.
CROWN CHV L.L.C.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

CROWN FFO HOLDINGS L.L.C.
CROWN GCA L.L.C.
CROWN GPG L.L.C.
CROWN HONDA, LLC
CROWN SJC L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C.
JC DEALER SYSTEMS, LLC
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.
WMZ MOTORS, L.P.

By:	/s/ Matt Pettoni
Name:	Matt Pettoni
Title:	VP & Treasurer

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Linda Lov
Name:	Linda Lov
Title:	AVP

LENDERS:
BANK OF AMERICA, N.A., as a Lender, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer

By:	/s/ K. W. Winston, III
Name:	K. W. Winston, III
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Adam Sigman
Name:	Adam Sigman
Title:	Vice President

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as a Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	Credit Director, National Accounts

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Manuel H. Comas
Name:	Manuel H. Comas
Title:	Senior Vice President

NISSAN MOTOR ACCEPTANCE CORPORATION, as a Lender

By:	/s/ Josh Taylor
Name:	Josh Taylor
Title:	Commercial Credit Manager

BMW FINANCIAL SERVICES, NA, LLC, as a Lender

By:	/s/ Scott Bargar
Name:	Scott Bargar
Title:	Commercial Finance, Credit Manager

BMW FINANCIAL SERVICES, NA, LLC, as a Lender

By:	/s/ Patrick Sullivan
Name:	Patrick Sullivan
Title:	GM, Commercial Finance

US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Noor H. Noordin
Name:	Noor H. Noordin
Title:	Vice President

BANK OF THE WEST, as a Lender

By:	/s/ Ryan Mauser
Name:	Ryan Mauser
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

By:	/s/ Lisa Wong
Name:	Lisa Wong
Title:	Vice President